Exhibit 99.1
ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED
SENIOR REVOLVING CREDIT AGREEMENT
      This ELEVENTH AMENDMENT TO SECOND AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (this “Amendment”) is made as of March 31, 2006, by and among ENESCO GROUP, INC., an Illinois corporation (the “Borrower”), the Borrowing Subsidiaries that may from time to time become a party to the Second Amended and Restated Senior Revolving Credit Agreement, the Lenders, and BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), a national banking association, as Agent (the “Agent”).
RECITALS
     WHEREAS, the Borrower, the Borrowing Subsidiaries, the Lenders and the Agent are parties to a certain Second Amended and Restated Senior Revolving Credit Agreement dated as of June 16, 2003, as amended by a First Amendment dated as of March 5, 2004; a Second Amendment dated as of August 10, 2004; a Third Amendment dated as of November 2, 2004; a Fourth Amendment dated as of November 22, 2004; a Fifth Amendment dated as of January 28, 2005, as amended by a letter agreement dated as of February 7, 2005; a Sixth Amendment dated as of March 29, 2005; a Seventh Amendment dated as of May 16, 2005; an Eighth Amendment dated as of July 7, 2005, as amended by a letter agreement dated as of July 28, 2005; a Ninth Amendment dated as of August 31, 2005; and a Tenth Amendment dated as of December 21, 2005 (as the same may be further amended or restated from time to time, collectively, the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit facilities available to the Borrower and the Borrowing Subsidiaries including those evidenced by the Notes executed and delivered pursuant to the Credit Agreement; and
     WHEREAS, the Borrower has requested that the Lenders amend certain terms of the Credit Agreement; and
     WHEREAS, the Lenders are willing to further modify the Credit Agreement upon the terms and conditions set forth herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1.      All capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Credit Agreement.
     2.      Upon satisfaction in full, on or prior to March 31, 2006 (i.e. not later than midnight, New York time, on March 31, 2006), of the conditions precedent set forth in Section 3 below, the Credit Agreement is amended as follows:
(a)      The following definitions are added in alphabetical order to (or, with respect to terms that were previously defined in the Credit Agreement, amended and restated in their entirety in alphabetical order in) ARTICLE I:

      “Commitment” means the obligations of each Lender, subject to Borrowing Capacity, to make Advances not exceeding the aggregate principal amount (or, with respect to Letters of Credit and Bankers’ Acceptances, face amount) outstanding at any time as set forth below, or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to Section 12.3.2, as such amount may be modified from time to time pursuant to the terms hereof:
      Between Eleventh Amendment Date and January 1, 2007:

Bank of America, N.A.	LaSalle Bank National Association
$37,800,000 Loans	$25,200,000 Loans
$4,200,000 L/C and B/A Facility	$2,800,000 L/C and B/A Facility
     “Maximum Borrowing Amount” means between the Eleventh Amendment Date and January 1, 2007, $63,000,000 for Loans (excluding Letters of Credit and Bankers’ Acceptances) and $7,000,000 for Letters of Credit and Bankers’ Acceptances.
     “Eleventh Amendment Date” means the date that the Eleventh Amendment to this Agreement takes effect.
(b)      Section 2.24 is amended and restated in its entirety to read as follows:
     2.24 Usage Fee and Extension Fees. In addition to the Facility Fee, Commitment Fee, and all other amounts payable hereunder and previously paid hereunder, the Borrower shall pay to the Agent for the account of the Lenders, (a) (i) on April 1, 2006, a fee in the amount of 0.10% (10 basis points) of the highest amount of Loans that were outstanding on any day in the immediately preceding month, and (ii) on the first Business Day in each month, commencing on May 1, 2006 and continuing until the Facility Termination Date, a fee in the amount of 0.20% (20 basis points) of the highest amount of Loans that were outstanding on any day in the immediately preceding month, (b) on April 1, 2006, a fee in the amount of $1,025,000, and (c) on May 1, 2006, a fee in the amount of $750,000, provided that, (i) the fee payable under clause (c) of this paragraph will be waived by the Lenders if, prior to May 1, 2006 (i.e. not later than midnight, New York time, on April 28, 2006), the Obligations are paid in full and all Letters of Credit and Bankers’ Acceptances expire, are returned to the Agent for cancellation or are secured with cash collateral in a manner satisfactory to the Agent and the Commitment hereunder is terminated.
(c)      Section 6.12.3 is amended and restated in its entirety to read as follows:
     6.12.3      Minimum EBITDA. The Borrower and its Subsidiaries shall have consolidated EBITDA for the period commencing on January 1, 2006 and ending on the last day of each of the following months that is not less than (i.e. if negative shall not be negative by more than) the following amounts:

Cumulative Minimum
EBITDA for Period Commencing
Period Ending	on January 1, 2006
January 31, 2006	($4,554,000)
February 28, 2006	($7,250,000)
March 31, 2006	($9,600,000)
April 30, 2006	($14,000,000)
May 31, 2006	($18,600,000)
June 30, 2006	($19,300,000)
July 31, 2006	($17,850,000)
August 31, 2006	($15,400,000)
September 30, 2006	($10,900,000)
October 31, 2006	($7,700,000)
November 30, 2006	($5,700,000)
December 31, 2006	($3,000,000)
(d)      The form of Exhibit C-1 (Borrowing Base Certificate) is deleted in its entirety and is replaced with the form of Exhibit C-1 (Borrowing Base Certificate) attached to this Amendment as Exhibit A.
     3.      The amendments set forth in Section 2 hereof shall become effective as of the date that the following conditions shall have been satisfied (the date that such amendments take effect being the “Amendment Effective Date”, except that for purposes of Section 2(c) hereof, upon satisfaction of the conditions set forth in this Section 3, the “Amendment Effective Date” shall mean January 30, 2006).
(a)      The Lenders shall have executed this Amendment and shall have received a copy of this Amendment duly executed by the Borrower, the Borrowing Subsidiaries and the Guarantors.
(b)      The Borrower shall have paid to counsel for the Agent the amount of their reasonable fees and disbursements owed to such counsel in connection with the Credit Agreement, this Amendment and matters related hereto and thereto, and the Borrower shall have paid the fees and disbursements owed or paid to any appraisers and consultants retained by the Agent in connection with the Credit Agreement and the Loans.
     4.      Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.
     5.      The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.
     6.      It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair performance of the obligations of the

Borrower, the Borrowing Subsidiaries or the Guarantors under the Credit Agreement and the other Loan Documents.
     7.      Regardless of whether the conditions in Section 3 hereof are satisfied and whether or not the amendments in Section 2 take effect, each of the Borrower, the Borrowing Subsidiaries and the Guarantors hereby confirms and ratifies the Obligations incurred by it under the Credit Agreement and the other Loan Documents, and acknowledges that, as of the date hereof, neither the Borrower, the Borrowing Subsidiaries nor any of the Guarantors has any defense, offset, counterclaim, or right of recoupment against the Agent or any Lender with respect to any of such Obligations or any other matter.
     8.      This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts (without regard to it conflict of laws or choice of law principles).
     9.      This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Amendment by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower, each of the Borrowing Subsidiaries, the Guarantors, the Agent and the each of the Lenders, and the amendments set forth in Section 2 hereof shall take effect on the Amendment Effective Date. Delivery of a signed counterpart of this Amendment by facsimile will have the same effect as the delivery of the signed original of such counterpart.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.

ENESCO GROUP, INC.
By:	/s/ Cynthia Passmore
Name:	Cynthia Passmore
Title:	President and Chief Executive Officer

By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Treasurer

BANK OF AMERICA, N.A., as Agent and as lender
By:	/s/ C. Christopher Smith
Name:	C. Christopher Smith
Title:	Senior Vice President

LASALLE BANK NATIONAL ASSOCIATION
By:	/s/ Scott E. Rubenstein
Name:	Scott E. Rubenstein
Title:	Vice President

N.C. CAMERON & SONS LIMITED
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Treasurer

ENESCO INTERNATIONAL (H.K.) LIMITED
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Director

GREGG MANUFACTURING, INC.
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Treasurer and Chief Financial Officer

ENESCO INTERNATIONAL LTD.
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Treasurer

ENESCO HOLDINGS LIMITED
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Director

ENESCO LIMITED
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Director

BILSTON & BATTERSEA ENAMELS LIMITED
By:	/s/ Charles E. Sanders
Name:	Charles E. Sanders
Title:	Director